UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2015

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

As previously disclosed in Item 1.01 of the Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on January 12, 2015, on January 8, 2015, we entered into a securities purchase agreement with two investors, under which we agreed not to market, offer or sell our 2 million shares of common stock we hold in Ruthigen, Inc., or the Ruthigen Shares, to any person other than the investors for a period of 60 calendar days from the date of the securities purchase agreement, or the Standstill Period, and under which the investors irrevocable agree to purchase all of the Ruthigen Shares upon the occurrence of a trigger event during the Standstill Period. The purchase price for the Ruthigen Shares was $2.75 per share, or an aggregate of $5,500,000 for all of the Ruthigen Shares. The securities purchase agreement lapsed according to its terms.

On March 13, 2015, we entered into a securities purchase follow-up agreement under which we reduced the number of Ruthigen Shares to be sold to the investors mentioned above to 1,650,000 at a price of $2.75 per share, provided that 50,000 shares may be sold to another investor prior to closing, and extended the expiration date of the Standstill Period to March 13, 2015. The aggregate purchase price of the sale will be $4,537,500. This sale has been triggered by Ruthigen’s announcement of its merger on March 13, 2015. The sale is expected to close at the time of the Ruthigen merger and prior to August 13, 2015, except that such date may be extended for up to 60 calendar days at our sole discretion. If the Ruthigen merger does not close by August 13, 2015 or the extended date, there will be no obligation to purchase the shares. If we sell the 50,000 shares prior to August 13, 2015, as may be extended, we must retain the voting rights for 50,000 shares until and through the closing of the Ruthigen merger.

On March 13, 2015, we entered into a securities purchase agreement with several investors, under which we agreed not to market, offer or sell the remaining 350,000 Ruthigen Shares to any person other than the investors until March 13, 2015, and under which the investors irrevocably agree to purchase the 350,000 Ruthigen Shares upon the occurrence of a trigger event during the Standstill Period. The purchase price for the Ruthigen Shares is $2.75 per share, or an aggregate of $962,500 for all of the 350,000 Ruthigen Shares. The sale has been triggered by Ruthigen’s announcement of its merger on March 13, 2015. The closing of this sale of the Ruthigen shares will occur within 10 business days of March 13, 2015. We agreed to retain the voting rights of the 350,000 Ruthigen Shares until and through the closing of the Ruthigen merger.

Ruthigen and Dawson James Securities, Inc., as the managing underwriter of the Ruthigen IPO, approved the above transactions in accordance with the provisions of the separation agreement between Ruthigen and us, dated August 2, 2013, as amended on January 31, 2014, or the Separation Agreement.

As previously disclosed, we entered into a license and supply agreement with Ruthigen, dated May 23, 2013, as amended on October 9, 2013, November 6, 2013 and January 31, 2014, or the License and Supply Agreement. On March 13, 2015, we entered into an agreement with Pulmatrix, Inc., a Delaware corporation that has announced its intention to merge with Ruthigen, under which we agreed to (i) waive Ruthigen’s obligation to develop and commercialize the Ruthigen products pursuant to the license and supply agreement between us and Ruthigen, until the earlier of August 31, 2016 or one year after the effective date of the Ruthigen merger, and (ii) mutually terminate the shared services agreement, dated May 23, 2013, as amended on January 31, 2014, between Ruthigen and us. Pulmatrix agreed to grant us a right of first refusal, in case of a sale of the pre-merger Ruthigen business on the same terms as a potential acquiror. If we do not exercise our right of first refusal and the aggregate gross consideration received by Ruthigen from a sale of the business exceeds $10 million, then Ruthigen shall pay or cause to be paid 10% of such gross consideration to us within 10 calendar days of receipt. In addition, effective with the consummation of the Ruthigen merger with Pulmatrix, articles II and III of the Separation Agreement will cease to be effective.

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On March 13, 2015, we entered into an agreement with Ruthigen under which we agreed to mutually terminate the shared services agreement, dated May 23, 2013, as amended on January 31, 2014, between Ruthigen and us, and to amend the License and Supply Agreement. The changes to the License and Supply Agreement are as follows:

•	Amend definition of “Field” to mean surgical irrigation drug product indications(s);
•	Delete definition of “Invasive”;
•	Amend definition of “Product” to mean any sterile prescription drug product for use in the Field in the Territory (as defined);
•	Delete the manufacturing option to purchase certain of our manufacturing equipment granted to Ruthigen.

As part of the same agreement, Hoji Alimi, our former officer and director, and director and officer of Ruthigen, agreed to not compete with us for one year from March 13, 2015.

The foregoing descriptions of the transactions are not complete and are qualified in their entirety by reference to the full text of the securities purchase follow-up agreement, the securities purchase agreement and the agreements with Pulmatrix and Ruthigen, copies of which are filed herewith as Exhibit 10.1 through 10.4 to this Current Report on Form 8-K, and are incorporated herein by reference.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Number	Exhibit
10.1	Securities Purchase Follow-Up Agreement, dated March 13, 2015, by and between Oculus Innovative Sciences, Inc., two investors, Ruthigen, Inc. and Dawson James Securities, Inc.
10.2	Securities Purchase Agreement, dated March 13, 2015, by and between Oculus Innovative Sciences, Inc., several investors, Ruthigen, Inc. and Dawson James Securities, Inc.
10.3	Agreement, dated March 13, 2015, by and between Oculus Innovative Sciences, Inc. and Pulmatrix, Inc.
10.4	Agreement, dated March 13, 2015, by and between Oculus Innovative Sciences, Inc. and Ruthigen, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc.
(Registrant)
Date: March 16, 2015

/s/ Robert Miller Name: Robert Miller Title: Chief Financial Officer

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